UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):		November 19, 2013
Evans Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

New York	0-18539	161332767
_____________________ (State or Other Jurisdiction of Incorporation)	_____________ (Commission File Number)	______________ (IRS Employer Identification No.)

One Grimsby Drive, Hamburg, NY		14075
_______________________________ (Address of Principal Executive Offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		716-926-2000

Not Applicable
____________________________________________________ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Board of Directors meeting for Evans Bancorp, Inc. (“the Company”) on November 19, 2013, Phillip Brothman announced his resignation as a Director of the Board of Directors of Evans Bancorp, Inc., effective April 30, 2014.  Mr. Brothman, who has served on the Board of the Company since 1976, is retiring from the active practice of Law on December 31, 2013 and will resign as Director of the Company in April of 2014.  Mr. Brothman served as Chairman of the Board from January 2001 through April 2012, and has served as a member of the Human Resource and Compensation Committee and Nominating Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Bancorp, Inc.

November 25, 2013	By:	/s/ David J. Nasca
Name: David J. Nasca
Title: President & Chief Executive Officer